Exhibit A.2

Supplemental Beneficial Ownership Information

Capitalized terms used and not defined herein have the definitions given to them in the Schedule 13D

James L. Dolan may be deemed to beneficially own an aggregate of 2,846,565 shares of Class A Common Stock, including (i) 602,261 shares of Class A Common Stock (including options to purchase 191,110 shares of Class A Common Stock that are exercisable within sixty days of this filing) and (ii) 2,244,304 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 6.6% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 914,463 shares of Class A Common Stock (including 332,394 shares of Class A Common Stock owned personally, options to purchase 191,110 shares of Class A Common Stock that are exercisable within sixty days of this filing, an aggregate of 746 shares of Class A Common Stock held as custodian for minor children or by household members and 281,583 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned personally) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 2,040,732 shares of Class A Common Stock (including 631 shares of Class A Common Stock owned jointly with his spouse, 26,320 shares of Class A Common Stock owned personally by his spouse, 44,342 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for his benefit, 916,156 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit and 1,046,565 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit). He disclaims beneficial ownership of an aggregate of 746 shares of Class A Common Stock held as custodian for minor children or by household members, 26,320 shares of Class A common Stock owned personally by his spouse, 44,342 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for his benefit, 916,156 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit, 1,046,565 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit and 4,622,450 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Kathleen M. Dolan may be deemed to beneficially own an aggregate of 3,693,478 shares of Class A Common Stock, including (i) 196,411 shares of Class A Common Stock and (ii) 3,497,067 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 8.4% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 18,632 shares of Class A Common Stock (including 2,378 shares of Class A Common Stock owned personally, an aggregate of 936 shares of Class A Common Stock held as custodian for minor children or by household members and an aggregate of 15,318 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 3,674,846 shares of Class A Common Stock (including an aggregate of 137,059 shares of Class A Common Stock owned by the Dolan Children Trusts, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit and 49,320 shares of Class A Common Stock owned by the Green Mountain Foundation Inc., an aggregate of 2,810,212 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts, 614,590 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit and 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust). She disclaims beneficial ownership of 936 shares of Class A Common Stock held as custodian for minor children or by household members, 49,320 shares of Class A Common Stock owned by the Green Mountain Foundation Inc., an aggregate of 137,059 shares of Class A Common Stock owned by the Dolan Children Trusts, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, an aggregate of 2,810,212 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts, an aggregate of 15,318 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust, 614,590 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit, 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust and 3,369,687 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Marianne Dolan Weber may be deemed to beneficially own an aggregate of 1,253,498 shares of Class A Common Stock, including (i) 99,972 shares of Class A Common Stock and (ii) 1,153,526 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 3.0% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 19,747 shares of Class A Common Stock owned personally, and (b) the current shared power to vote or direct the vote of and to dispose of or to direct the disposition of 1,233,751 shares of Class A Common Stock (including 49,320 shares of Class A Common Stock owned by the Heartfelt Wings Foundation Inc., 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for her benefit, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, 450,152 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 646,426 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit and 56,948 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber). She disclaims beneficial ownership of 49,320 shares of Class A Common Stock owned by the Heartfelt Wings Foundation Inc., 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for her benefit, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, 450,152 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 646,426 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit, 56,948 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber and 5,713,228 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Deborah A. Dolan-Sweeney may be deemed to beneficially own an aggregate of 1,242,328 shares of Class A Common Stock, including (i) 159,459 shares of Class A Common Stock and (ii) 1,082,869 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 3.0% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 10,419 shares of Class A Common Stock owned personally, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 1,231,909 shares of Class A Common Stock (including 40,200 shares of Class A Common Stock owned personally by her spouse, 3,414 shares of Class A Common Stock held by trusts for which her spouse serves as co-trustee, 74,521 shares of Class A Common Stock owned by the Beathra Foundation, 24,187 shares of Class A Common owned by the Dolan Children Trust for her benefit, 6,718 shares of Class A Common owned by the 2009 Family Trust for her benefit, 511,089 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit and 571,780 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit). She disclaims beneficial ownership of 40,200 shares of Class A Common Stock owned personally by her spouse, 3,414 shares of Class A Common Stock held by trusts for which her spouse serves as co-trustee, 74,521 shares of Class A Common Stock owned by the Beathra Foundation, 24,187 shares of Class A Common owned by the Dolan Children Trust for her benefit, 6,718 shares of Class A Common owned by the 2009 Family Trust for her benefit, 511,089 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 571,780 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit and 5,783,885 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Patrick F. Dolan may be deemed to beneficially own 58,022 shares of Class A Common Stock, including (i) 1,075 shares of Class A Common Stock and (ii) 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.1% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 1,075 shares of Class A Common Stock owned personally and (b) the current shared power to vote or direct the vote of and to dispose of or to direct the disposition of 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit. He disclaims beneficial ownership of 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit and 6,809,807 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Corby Dolan Leinauer may be deemed to beneficially own an aggregate of 3,739,007 shares of Class A Common Stock, including (i) 36,313 shares of Class A Common Stock and (ii) 3,702,694 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 8.5% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 192 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 3,738,815 shares of Class A Common Stock (including 154 shares of Class A Common Stock owned jointly with her spouse, 685 shares of Class A Common Stock owned by the Leinauer Family Education Trust, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 33,590 shares of Class A Common Stock owned by the 2009 Family Trusts, an aggregate of 3,645,746 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts and 56,948 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber). She disclaims beneficial ownership of 192 shares of Class A Common Stock held as custodian for one or more minor children, 685 shares of Class A Common Stock owned by the Leinauer Family Education Trust, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 33,590 shares of Class A Common Stock owned by the 2009 Family Trusts, an aggregate of 3,645,746 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, 56,948 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber and 3,164,060 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that she is the beneficial owner of such securities. See Exhibit B.

Mary S. Dolan may be deemed to beneficially own an aggregate of 4,337,599 shares of Class A Common Stock, including (i) 66,869 shares of Class A Common Stock and (ii) 4,270,730 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 9.7% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 3,453 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 4,334,146 shares of Class A Common Stock (including 3,947 shares of Class A Common Stock owned jointly with her spouse, 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 33,590 shares of Class A Common Stock owned by the 2009 Family Trusts, 511,089 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, an aggregate of 3,645,746 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, 56,948 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber and 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust). She disclaims beneficial ownership of 3,453 shares of Class A Common Stock held as custodian for one or more minor children, 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 33,590 shares of Class A Common Stock owned by the 2009 Family Trusts, 511,089 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, an aggregate of 3,645,746 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, 56,948 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber and 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust and 2,596,024 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

The Charles F. Dolan Children Trust FBO Kathleen M. Dolan may be deemed to beneficially own an aggregate of 488,579 shares of Class A Common Stock, including (i) 24,187 shares of Class A Common Stock and (ii) 464,392 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,402,362 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Paul J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney may be deemed to beneficially own an aggregate of 535,276 shares of Class A Common Stock, including (i) 24,187 shares of Class A Common Stock and (ii) 511,089 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,355,665 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Marianne Dolan Weber may be deemed to beneficially own an aggregate of 474,339 shares of Class A Common Stock, including (i) 24,187 shares of Class A Common Stock and (ii) 450,152 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,416,602 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Matthew J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Thomas C. Dolan may be deemed to beneficially own an aggregate of 488,579 shares of Class A Common Stock, including (i) 20,156 shares of Class A Common Stock and (ii) 468,423 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,398,331 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Matthew J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO James L. Dolan may be deemed to beneficially own an aggregate of 960,498 shares of Class A Common Stock, including (i) 44,342 shares of Class A Common Stock and (ii) 916,156 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 5,950,598 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Paul J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO James L. Dolan may be deemed to beneficially own an aggregate of 1,053,283 shares of Class A Common Stock, including (i) 6,718 shares of Class A Common Stock and (ii) 1,046,565 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 5,820,189 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Thomas C. Dolan may be deemed to beneficially own an aggregate of 716,156 shares of Class A Common Stock, including (i) 6,718 shares of Class A Common Stock and (ii) 709,438 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,157,316 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Kathleen M. Dolan may be deemed to beneficially own an aggregate of 621,308 shares of Class A Common Stock, including (i) 6,718 shares of Class A Common Stock and (ii) 614,590 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,252,164 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Marianne E. Dolan Weber may be deemed to beneficially own an aggregate of 653,144 shares of Class A Common Stock, including (i) 6,718 shares of Class A Common Stock and (ii) 646,426 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,220,328 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Deborah A. Dolan-Sweeney may be deemed to beneficially own an aggregate of 578,498 shares of Class A Common Stock, including (i) 6,718 shares of Class A Common Stock and (ii) 571,780 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 6,294,974 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The 2009 Family Trust FBO Patrick F. Dolan may be deemed to beneficially own an aggregate of 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 6,809,807 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The Ryan Dolan 1989 Trust may be deemed to beneficially own an aggregate of 7,659 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,859,095 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan is the trustee and has the sole power to vote and dispose of the shares held by the trust.

The Tara Dolan 1989 Trust may be deemed to beneficially own an aggregate of 7,659 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,859,095 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan is the trustee and has the sole power to vote and dispose of the shares held by the trust.

The CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber may be deemed to beneficially own an aggregate of 56,948 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 6,809,806 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The Kathleen M. Dolan 2012 Descendants Trust may be deemed to beneficially own an aggregate of 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Paul J. Dolan and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 6,809,807 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

Paul J. Dolan may be deemed to beneficially own an aggregate of 1,567,380 shares of Class A Common Stock, including (i) 129,885 shares of Class A Common Stock, and (ii) 1,437,495 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 3.7% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 15,147 shares of Class A Common Stock owned personally and 46,209 shares of Class A Common Stock owned by the CFD Trust No. 10 and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 1,506,024 shares of Class A Common Stock (including an aggregate of 68,529 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, an aggregate of 1,380,548 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan and 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust). He disclaims beneficial ownership of 46,209 shares of Class A Common Stock owned by the CFD Trust No. 10, an aggregate of 68,529 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, an aggregate of 1,380,548 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust and 5,429,259 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that he is the beneficial owner of such securities. See Exhibit B.

Matthew J. Dolan may be deemed to beneficially own an aggregate of 964,932 shares of Class A Common Stock, including (i) 46,357 shares of Class A Common Stock and (ii) 918,575 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 2.3% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 1,206 shares of Class A Common Stock (including 619 shares of Class A Common Stock owned personally and 587 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 963,726 shares of Class A Common Stock (including 480 shares of Class A Common Stock owned jointly with his spouse, 328 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 44,343 shares of Class A Common stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 918,575 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan). He disclaims beneficial ownership of 587 shares of Class A Common Stock held as custodian for a minor child, 328 shares of Class A Common Stock held by his spouse as custodian for a minor child, an aggregate of 44,343 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, an aggregate of 918,575 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and 5,948,179 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

The foregoing information does not include 218,160 unvested restricted stock units or 317,329 unvested performance restricted stock units granted by the Issuer to James L. Dolan. The foregoing information also does not include restricted stock units granted by the Issuer to its directors and which units settle 90 days following the person’s separation from the Issuer: Paul J. Dolan, 16,255 units; Thomas C. Dolan, 16,255 units; Brian G. Sweeney (Deborah A. Dolan-Sweeney’s spouse), 16,255 units; and Marianne Dolan Weber, 16,255 units.